UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2023

Cencora, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 West First Avenue Conshohocken, PA		19428-1800
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 727-7000

N/A
______________________________________________
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.

On December 18, 2023, Steven H. Collis, Chairman, President and Chief Executive Officer of Cencora, Inc. (the “Company”), adopted a pre-arranged Rule 10b5-1 stock trading plan (the “10b5-1 plan”). Under the 10b5-1 plan, Mr. Collis may sell up to an aggregate of 129,054 shares of the Company’s common stock through the exercise of vested stock options which are scheduled to expire on November 14, 2025. Shares may be sold under the 10b5-1 plan on the open market at prevailing market prices and subject to minimum price thresholds specified therein. The 10b5-1 plan is scheduled to terminate on November 29, 2024, unless terminated sooner in accordance with its terms.

Mr. Collis is subject to the Company’s executive stock ownership guidelines, under which he is required to hold vested shares, vested options, and grants of unvested restricted stock units valued at least six times his base salary. As of December 18, 2023, Mr. Collis beneficially owned 590,241 shares of the Company’s common stock and, assuming all sales are made under the 10b5-1 plan, Mr. Collis will continue to meet the Company’s executive stock ownership guidelines. In addition, Mr. Collis has unvested restricted stock units, and is eligible to receive performance shares based on the Company’s cumulative performance at the end of the applicable three-year performance cycle. Mr. Collis does not expect sales under the 10b5-1 plan to materially change his ownership position over the term of the plan. The 10b5-1 plan was adopted in a scheduled open window period under the Company’s insider trading policy. The 10b5-1 plan was designed to comply with the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permit persons to enter into a pre-arranged plan for buying or selling Company stock at a time when such person is not in possession of material, nonpublic information about the Company.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENCORA, INC.

Date:	December 21, 2023	By:	/s/ Elizabeth S. Campbell
		Name:	Elizabeth S. Campbell
		Title:	Executive Vice President & Chief Legal Officer